Exhibit 10.16

ACKNOWLEDGEMENT OF AND CONSENT TO

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

(Pledgors)

Each of the Pledgors listed on Annex I hereto has read the First Lien/Second Lien Intercreditor Agreement, dated as of July 1, 2015, between Barclays Bank PLC, in its capacities as First Lien Facility Agent and Applicable First Lien Agent, and Credit Suisse AG, Cayman Islands Branch, in its capacities as Second Lien Facility Agent and Applicable Second Lien Agent (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

1. Each of the Pledgors executes and delivers this instrument to evidence its acknowledgment of and consent to the First Lien/Second Lien Intercreditor Agreement. Each of the Pledgors agrees not to take any action that would be contrary to the express provisions of the First Lien/Second Lien Intercreditor Agreement and agrees that, except as otherwise provided therein, including with respect to those provisions of which the Company is an intended third party beneficiary, no Secured Party shall have any liability to the Pledgors for acting in accordance with the provisions of the First Lien/Second Lien Intercreditor Agreement and the other Documents referred to therein. Each of the Pledgors understands that no Pledgor is an intended beneficiary or third party beneficiary of the First Lien/Second Lien Intercreditor Agreement except that it is an intended beneficiary and third party beneficiary thereof with the right and power to enforce with respect to the applicable provisions set forth in Section 8.17 (No Third Party Beneficiaries).

2. Notwithstanding anything to the contrary in the First Lien/Second Lien Intercreditor Agreement or provided herein, each of the undersigned acknowledges the Pledgors shall not have any right to consent to or approve any amendment, renewal, extension, supplement, modification or waiver of any provision of the First Lien/Second Lien Intercreditor Agreement except to the extent their rights are affected (in which case the Company shall have the right to consent to or approve any such amendment, amendment, renewal, extension, supplement).

3. Each of the undersigned further agrees that it will not will bring any action or proceeding arising out of or relating to the First Lien/Second Lien Intercreditor Agreement in any court other than New York Courts (it being acknowledged and agreed by the parties to the First Lien/Second Lien Intercreditor Agreement that any other forum would be inconvenient and inappropriate in view of the fact that more of the parties hereto who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction).

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Annex I (Supplement No. 1)

Pledgors	Jurisdiction of Organization

The ADT Corporation	Delaware

ADT Canada Holdings, Inc.	Delaware

ADT Holdings, Inc.	Delaware

ADT US Holdings, Inc.	Delaware

ADT Investments, Inc.	Delaware

ADT LLC	Delaware

Electro Signal Lab, Inc.	Delaware

S2 Mergersub Inc.	New Jersey

Prime Finance Inc.	Delaware

A-1

THE ADT CORPORATION

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall Title: President and Chief Executive Officer

ADT CANADA HOLDINGS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall Title: President

ADT HOLDINGS, INC.

By:	Timothy J. Whall
Name: Timothy J. Whall Title: President

ADT US HOLDINGS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall Title: President

ADT INVESTMENTS, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall Title: President

ADT LLC

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall Title: President

[Signature Page to First Lien/Second Lien Intercreditor Agreement (Company Consent)]

ELECTRO SIGNAL LAB, INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall Title: President

S2 MERGERSUB INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall Title: President

PRIME FINANCE INC.

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall Title: President and Chief Executive Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement (Company Consent)]